UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 14, 2021 (July 13, 2021)

Gladstone Land Corporation

(Exact Name of Registrant as Specified in Charter)

Maryland	001-35795	54-1892552
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1521 Westbranch Drive, Suite 100 McLean, Virginia	22102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 287-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	LAND	The Nasdaq Stock Market, LLC
6.00% Series B Cumulative Redeemable Preferred Stock, $0.001 par value per share	LANDO	The Nasdaq Stock Market, LLC
5.00% Series D Cumulative Term Preferred Stock, $0.001 par value per share	LANDM	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 13, 2021, Gladstone Land Corporation (the “Company”) amended and restated its existing advisory agreement with Gladstone Management Corporation, a registered investment adviser (the “Adviser”), by entering into the Fifth Amended and Restated Investment Advisory Agreement between the Company and the Adviser (the “Amended Agreement”). The Company’s entrance into the Amended Agreement was approved unanimously by its board of directors, including, specifically, its independent directors. The Amended Agreement revised the Base Management Fee from an annual rate of 0.50% (0.125% per quarter) of the prior calendar quarter’s Gross Tangible Real Estate, to 0.60% (0.15% per quarter) of the prior calendar quarter’s Gross Tangible Real Estate. The revised Base Management Fee will begin with the fee calculations for the quarter ending September 30, 2021. All other terms of the Amended Agreement remained the same. All capitalized terms not defined in this Current Report on Form 8-K are defined in the Amended Agreement.

The description above is only a summary of the material provisions of the Amended Agreement and is qualified in its entirety by reference to a copy of the Amended Agreement, which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Fifth Amended and Restated Investment Advisory Agreement, dated July 13, 2021, by and between Gladstone Land Corporation and Gladstone Management Corporation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Land Corporation

July 14, 2021	By:	/s/ Lewis Parrish
Lewis Parrish
Chief Financial Officer